UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

June 15, 2017

Date of Report

(Date of Earliest Event Reported)

DIGITILITI, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-53235	26-1408538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

31921 Castlewood Court

Breezy Point, MN 56472

 (Address of principal executive offices)

(612) 615-9334

Registrant's telephone number

266 East 7th Street, 4th Floor

Saint Paul, MN 55101

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on June 15, 2017, David S. Macey resigned as President and CEO and appointed Mark A. Miller as President and CEO.  Mr. Miller is also the sole director of the Company.

Mark A. Miller, age 40, has been self employed by MJ Miller Construction as the CEO and licensed general contractor for the past sixteen years.  Mr. Miller is in charge of every aspect of the business including estimating, invoicing, finance, sales and marketing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Digitiliti, Inc., a Delaware corporation

Date:  October 3, 2017

/s/ Mark A. Miller

Mark A. Miller, President, CEO and sole director

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